SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 6, 2004

CHARLES RIVER LABORATORIES INTERNATIONAL, INC

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-15943	06-1397316
(Commission File Number)	(IRS Employer Identification No.)

251 Ballardvale Street Wilmington, Massachusetts	01887
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (978) 658-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05  Costs Associated with Exit or Disposal Activities

Item 2.06 Material Impairments

As part of the reorganization of the DDS Worcester Division and the integration of its worldwide pre-clinical services organization, on December 6, 2004, the Board of Directors of Charles River Laboratories International, Inc. (the “Company”) committed to close its Charles River Proteomic Services (CRPS) business effective as of the end of 2004.  CRPS is a joint venture established with Proteome Systems Ltd. in the fourth quarter of 2002.  CRPS was leasing space at the Company’s Worcester facility.  The closure is expected to result in a one-time write-off of approximately $0.02 to $0.03 per diluted share.  The charge will be recorded in the fourth quarter of 2004.  The Company’s estimate of charges to be incurred in connection with the closure of CRPS is approximately $1.6 million to $2.2 million, after tax.  The pre-tax write off of approximately $2.6 to $3.1 million consists of an asset impairment charge of approximately $2.3 million and a cash termination charge for an equipment lease of approximately $0.9 million, partially offset by a minority interest of approximately $0.5 million.  The tax benefit is approximately $1.0 million.

                A copy of the press release announcing the closure of CRPS is attached hereto and incorporated herein by reference as Exhibit 99.1.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Company announced on December 8, 2004 that in connection with the integration of Charles River and Inveresk Research Group, Dr. Nancy Gillett has been named Corporate Senior Vice President and President, Global Pre-Clinical Services, succeeding Mr. Michael Ankcorn, who is retiring from the Company effective December 31, 2004.  Mr. Glenn Kerkhof has been named Interim President, Global Clinical Services, succeeding Mr. Alastair McEwan, who is leaving the Company as of December 10, 2004.

A copy of the press release announcing these management changes is attached hereto and incorporated herein by reference as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

 (c) Exhibits.

Exhibit Number	Description
99.1	Press release dated December 8, 2004.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2004
CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

	By:	/s/ Thomas F. Ackerman
		Name:	Thomas F. Ackerman
		Title:	Corporate Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated December 8, 2004.